                                                                    Exhibit 99.1

FOR MORE INFORMATION CONTACT:

                                 Thomas A. Richlovsky
                                 Senior Vice President & Treasurer
                                 (216) 575-2126

                                 Julie I. Sabroff
                                 Vice President, Investor Relations
                                 (216) 575-2467

                              For Immediate Release

                        NATIONAL CITY CORPORATION REPORTS
                        ---------------------------------
                EARNINGS FOR SECOND QUARTER AND FIRST SIX MONTHS
                ------------------------------------------------


         CLEVELAND, Ohio--July 15, 1998--National City Corporation (NYSE:NCC) today reported second quarter earnings per share increased 19.3% to $.99, compared to $.83 in the second quarter of 1997. Net income increased 22.0% to $331.2 million, versus $271.4 million a year ago. Returns on average common equity and average assets were 19.47% and 1.66%, respectively.

         For the first six months of 1998, excluding merger and restructuring expenses, diluted earnings per share increased 10.4% to $1.91, compared to $1.73 in 1997. On the same basis, net income increased 9.9% to $628.9 million, versus $572.5 million for the same period last year. Excluding merger and restructuring expenses, returns on average common equity and average assets were 19.07% and 1.63%, respectively. After-tax merger and restructuring expenses were $193.9 million or $.59 per diluted share for the first six-months of 1998, and $25.5 million or $.08 per diluted share for the same period in 1997.

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
                                      -2-


         Financial data for all prior periods have been restated to reflect the merger with First of America Bank Corporation, which was completed on March 31, 1998 and accounted for as a pooling-of-interests. The financial results of Fort Wayne National Corporation, accounted for as a purchase, are included in the results of operations subsequent to the date of acquisition, March 30, 1998.

         The results for the second quarter and first half reflect solid loan growth, increased revenue, maintenance of expenses relative to increased business activity, and excellent credit quality. Average loans were up 10.5% to $56.7 billion in the second quarter of 1998 compared to $51.3 billion in the second quarter of 1997. Growth was led by a 14.7% increase in commercial loans.

         Increased revenue was primarily driven by strong growth in the fee-based businesses. Excluding securities gains, fees and other noninterest income increased 33.0% in the second quarter of 1998 to $561.0 million, compared to $421.7 million a year ago. For the first six months of 1998, fees and other noninterest income grew 26.2% to $1,060.7 million versus $840.2 million for the same period last year. Virtually all major categories of fee income contributed to this growth, led by mortgage banking revenue.

         In the second quarter of 1998, pre-tax securities gains totaled $19.7 million or $.04 per share, after-tax, compared to $31.2 million or $.06 per share, after-tax, in the second quarter of 1997. For the first six months of 1998, pre-tax securities gains totaled $20.8 million or

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
                                      -3-


$.04 per share, after-tax, compared to $47.1 million or $.09 per share, after-tax, for the same period in 1997.

         Noninterest expenses, excluding merger and restructuring expenses, for the second quarter and first six months of 1998 rose 12.0% and 10.1%, respectively, over the same periods last year. Increased expenses reflect growth in the fee-based businesses as well as the acquisition of Fort Wayne National Corporation.
         At June 30, 1998, nonperforming assets totaled $261 million, or .45% of loans and foreclosed real estate, compared to .51% last year. Net charge-offs for the first half were $95.4 million or .35% of loans, compared to .40% of loans in 1997, and were fully covered by the provision for loan losses. The allowance for loan losses was $976 million or 1.70% of loans at June 30, 1998.

         Total assets at June 30, 1998 were $81.3 billion, a 10.4% increase from last year, and stockholders' equity was $7.0 billion. Equity as a percentage of assets was 8.64% at June 30, 1998, compared to 8.23% a year ago.

         National City Corporation is an $81 billion diversified financial services company headquartered in Cleveland, Ohio. National City operates banks and other financial services subsidiaries principally in Ohio, Kentucky, Indiana, Pennsylvania, Michigan and Illinois. National City can be found on the World Wide Web at www.national-city.com.


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                                      -4-


NATIONAL CITY CORPORATION
FINANCIAL HIGHLIGHTS

                                                                     Three Months
                                                  --------------------------------------------

                                                                                     Percent
                                                       1998            1997          Change
                                                  ------------    ------------    ------------
FOR THE PERIOD ENDING  JUNE 30:
(Dollars in Millions Except Per Share Amounts)
   Tax-equivalent net
     interest income ..........................   $      739.9    $      717.9               3%
   Provision for loan losses ..................           43.0            54.6             (21)
   Non-interest income (excluding
     securities gains) ........................          561.0           421.7              33
   Securities gains ...........................           19.7            31.2             (37)
   Non-interest expense (excluding
     merger and restructuring expense) ........          756.1           675.0              12
   Merger and restructuring expense ...........             --            33.3            (100)
   Net income .................................          331.2           271.4              22
   Net income before merger
        and restructuring expense .............          331.2           293.0              13
   Net income per common share
      Basic ...................................           1.01             .84              20
      Diluted .................................            .99             .83              19
      Diluted - adjusted* .....................            .99             .90              10
   Dividends paid per common share ............            .46             .41              12
   Average diluted shares .....................    336,382,782     326,791,913               3

   Financial Ratios*
   -----------------
   Return on average common equity ............          19.47%          19.61%
   Return on average assets ...................           1.66            1.64
   Net interest margin ........................           4.15            4.41
   Overhead ratio .............................          26.36           35.28
   Efficiency ratio ...........................          58.12           59.23



                                                                   Six Months
                                                  --------------------------------------------

                                                                             Percent
                                                       1998            1997          Change
                                                  ------------    ------------    ------------
FOR THE PERIOD ENDING  JUNE 30:
(Dollars in Millions Except Per Share Amounts)
   Tax-equivalent net
     interest income ..........................   $    1,448.2    $    1,420.1               2%
   Provision for loan losses ..................           99.3           113.3             (12)
   Non-interest income (excluding
     securities gains) ........................        1,060.7           840.2              28
   Securities gains ...........................           20.8            47.1             (56)
   Non-interest expense (excluding
     merger and restructuring expense) ........        1,461.3         1,326.9              10
   Merger and restructuring expense ...........          274.7            39.6             594
   Net income .................................          435.0           547.0             (20)
   Net income before merger
        and restructuring expense .............          628.9           572.5              10
   Net income per common share
      Basic ...................................           1.34            1.68             (20)
      Diluted .................................           1.32            1.65             (20)
      Diluted - adjusted* .....................           1.91            1.73              10
   Dividends paid per common share ............            .92             .82              12
   Average diluted shares .....................    329,543,875     330,741,135              --

   Financial Ratios*
   -----------------
   Return on average common equity ............          19.07%          18.82%
   Return on average assets ...................           1.63            1.62
   Net interest margin ........................           4.16            4.40
   Overhead ratio .............................          27.66           34.27
   Efficiency ratio ...........................          58.24           58.70

AT JUNE 30:
(Dollars in Thousands Except Per Share Amounts)
   Assets .....................................   $ 81,257,868    $ 73,627,235              10%
   Loans ......................................     57,478,148      51,919,334              11
   Deposits ...................................     54,831,989      52,390,475               5
   Total stockholders' equity .................      7,018,996       6,057,119              16
   Common shares outstanding ..................    328,627,647     320,628,124               2
   Book value per common share ................   $      21.25    $      18.89              12
   Market value per common share ..............          71.00           52.50              35

*Excluding after-tax merger and restructuring expenses of $21.6 million for the second quarter of 1997, and $193.9 million and $25.5 million for the first six months of 1998 and 1997, respectively.

                                    UNAUDITED

                            National City Corporation
                        Consolidated Statements of Income
                 (Dollars in Thousands Except Per Share Amounts)

                                                        Three Months                Six Months
                                                       Ended June 30               Ended June 30
                                                 ------------------------    ------------------------
                                                    1998          1997          1998          1997
                                                 ----------    ----------    ----------    ----------
Interest Income
 Loans ......................................    $1,210,235    $1,118,794    $2,350,656    $2,199,596
 Securities:
  Taxable ...................................       207,228       202,718       413,640       399,109
  Exempt from Federal income taxes ..........        14,562        11,071        26,162        21,984
 Federal funds sold and security
   resale agreements ........................         8,293         5,105        14,299        10,213
 Other short-term investments ...............         4,973         3,871         9,179         8,344
                                                 ----------    ----------    ----------    ----------
   Total interest income ....................     1,445,291     1,341,559     2,813,936     2,639,246
Interest Expense
 Deposits ...................................       472,064       453,120       918,525       896,107
 Federal funds borrowed and security
  repurchase agreements .....................        81,101        56,461       154,864       126,271
 Borrowed funds .............................        48,564        50,922        99,840        84,438
 Long-term debt .............................       113,439        73,316       212,609       132,211
                                                 ----------    ----------    ----------    ----------
   Total interest expense ...................       715,168       633,819     1,385,838     1,239,027
                                                 ----------    ----------    ----------    ----------
   Net interest income ......................       730,123       707,740     1,428,098     1,400,219
 Provision for Loan Losses ..................        43,033        54,580        99,300       113,277
                                                 ----------    ----------    ----------    ----------
   Net interest income after
    provision for loan losses ...............       687,090       653,160     1,328,798     1,286,942
Noninterest Income
 Item processing revenue ....................       117,686        91,402       230,226       176,893
 Service charges on deposit accounts ........        97,739        89,196       191,199       175,322
 Trust fees .................................        69,996        60,501       137,405       118,454
 Card related fees ..........................        56,275        56,794       109,053       109,513
 Mortgage banking revenue ...................        97,223        36,826       158,473        67,503
 Other ......................................       122,102        87,028       234,323       192,477
                                                 ----------    ----------    ----------    ----------
   Total fees and other income ..............       561,021       421,747     1,060,679       840,162
 Securities gains ...........................        19,714        31,177        20,766        47,128
                                                 ----------    ----------    ----------    ----------
   Total noninterest income .................       580,735       452,924     1,081,445       887,290
Noninterest Expense
 Salaries and other personnel ...............       396,574       357,759       780,428       707,329
 Equipment ..................................        51,471        51,305       103,199       102,074
 Net occupancy ..............................        49,671        48,491        98,408        97,737
 Assessments and taxes ......................        12,097        16,101        23,786        31,396
 Merger and restructuring ...................             0        33,300       274,698        39,640
 Other ......................................       246,257       201,337       455,439       388,350
                                                 ----------    ----------    ----------    ----------
   Total noninterest expense ................       756,070       708,293     1,735,958     1,366,526
                                                 ----------    ----------    ----------    ----------
Income before income taxes ..................       511,755       397,791       674,285       807,706
Income tax expense ..........................       180,511       126,361       239,319       260,709
                                                 ----------    ----------    ----------    ----------
   Net Income ...............................    $  331,244    $  271,430    $  434,966    $  546,997
                                                 ----------    ----------    ----------    ----------
   Preferred dividends ......................         1,099             0         1,099             0
                                                 ----------    ----------    ----------    ----------
   Net Income Applicable To
     Common Stock ...........................    $  330,145    $  271,430    $  433,867    $  546,997
                                                 ==========    ==========    ==========    ==========

Net Income Per Common Share:
   Basic ....................................         $1.01         $0.84         $1.34         $1.68
   Diluted ..................................         $ .99         $0.83         $1.32         $1.65

                                    UNAUDITED

                            National City Corporation
                           Consolidated Balance Sheets
                             (Dollars in Thousands)

                                                   June 30      December 30      June 30
Assets                                              1998           1997           1997
                                                 -----------    -----------    -----------
 Loans:
   Commercial ...............................    $26,802,586    $24,629,368    $23,642,260
   Residential real estate ..................     12,258,365     11,236,774     11,508,215
   Consumer .................................     13,473,157     12,357,229     12,026,985
   Credit card ..............................      1,830,355      2,047,769      2,044,307
   Home equity ..............................      3,113,685      2,972,987      2,697,567
                                                 -----------    -----------    -----------
     Total loans ............................     57,478,148     53,244,127     51,919,334
     Allowance for loan losses ..............        976,469        941,874        965,429
                                                 -----------    -----------    -----------
     Net loans ..............................     56,501,679     52,302,253     50,953,905
Securities available for sale ...............     13,898,032     13,797,566     13,483,875
Fed funds sold and security
  resale agreements .........................      1,333,374        542,156      1,054,883
Short-term investments ......................         80,220         84,204        206,064
Cash and demand balances due from banks .....      4,111,415      4,319,309      3,847,218
Properties and equipment ....................      1,081,876      1,031,912      1,039,238
Customers' acceptance liability .............         31,785         45,823         62,081
Accrued income and other assets .............      4,219,487      3,655,858      2,979,971
                                                 -----------    -----------    -----------
      Total Assets ..........................    $81,257,868    $75,779,081    $73,627,235
                                                 ===========    ===========    ===========

Liabilities and Stockholders' Equity
Liabilities:
 Demand deposits (noninterest bearing) ......    $10,750,524    $10,287,007    $10,234,597
 NOW and money market accounts ..............     17,150,088     15,547,560     15,230,486
 Savings accounts ...........................      4,855,384      4,781,806      5,189,582
 Time deposits of individuals ...............     18,417,699     18,631,280     19,595,012
 Other time deposits ........................      2,484,797      1,633,282      1,563,312
 Deposits in overseas offices ...............      1,173,497      1,736,419        577,486
                                                 -----------    -----------    -----------
      Total deposits ........................     54,831,989     52,617,354     52,390,475
 Federal funds borrowed and security
    repurchase agreements ...................      6,069,853      4,810,953      3,739,576
 Borrowed funds .............................      4,330,313      4,264,556      4,542,427
 Acceptances outstanding ....................         31,785         45,823         62,081
 Accrued expenses and other liabilities .....      1,378,230      1,584,941      1,420,969
 Long-term debt .............................      7,596,702      6,297,194      5,414,588
                                                 -----------    -----------    -----------
      Total Liabilities .....................     74,238,872     69,620,821     67,570,116
Stockholders' Equity:
  Preferred .................................         36,592              0              0
  Common ....................................      6,982,404      6,158,260      6,057,119
                                                 -----------    -----------    -----------
  Total Stockholders' Equity ................      7,018,996      6,158,260      6,057,119
  Total Liabilities and
    Stockholders' Equity ....................    $81,257,868    $75,779,081    $73,627,235
                                                 ===========    ===========    ===========

                                    UNAUDITED

                            National City Corporation
                       Consolidated Average Balance Sheets
                              (Dollars in Millions)

                                                           Three Months              Six Months
                                                           Ended June 30            Ended June 30
                                                      ---------------------     ---------------------
Assets                                                  1998         1997         1998         1997
                                                      --------     --------     --------     --------
 Earning Assets:
 Loans:
   Commercial ....................................    $ 26,735     $ 23,303     $ 25,764     $ 22,977
   Residential real estate .......................      11,932       11,338       11,577       11,336
   Consumer ......................................      13,107       12,005       12,828       11,997
   Credit card ...................................       1,861        2,081        1,903        2,130
   Home equity ...................................       3,074        2,616        3,040        2,562
                                                      --------     --------     --------     --------
      Total loans ................................      56,709       51,343       55,112       51,002
 Securities ......................................      13,874       13,166       13,803       13,095
 Federal funds sold and security
   resale agreements .............................         713          377          577          382
 Other short-term investments ....................         118          207          117          214
                                                      --------     --------     --------     --------
    Total earning assets (gross of allowance
     for loan losses) ............................      71,414       65,093       69,609       64,693
Allowance for loan losses ........................        (995)        (974)        (977)        (970)
Market value appreciation of securities
  available for sale .............................         564          162          550          195
Cash and demand balances due from banks ..........       3,616        3,346        3,500        3,379
Properties and equipment .........................       1,055        1,053        1,044        1,055
Customers' acceptance liability ..................          33           73           37           77
Accrued income and other assets ..................       4,240        2,825        3,853        2,892
                                                      --------     --------     --------     --------
      Total Assets ...............................    $ 79,927     $ 71,578     $ 77,616     $ 71,321
                                                      ========     ========     ========     ========

Liabilities and Stockholders' Equity
Liabilities:
 Demand deposits .................................    $ 10,053     $  9,173     $  9,734     $  9,144
 NOW and money market accounts ...................      17,040       15,372       16,371       15,359
 Savings accounts ................................       4,870        5,266        4,814        5,298
 Time deposits of individuals ....................      18,640       19,533       18,606       19,568
 Other time deposits .............................       2,536        1,628        2,241        1,573
 Deposits in overseas offices ....................       1,420        1,068        1,509          997
                                                      --------     --------     --------     --------
      Total deposits .............................      54,559       52,040       53,275       51,939
 Federal funds borrowed and security
    repurchase agreements ........................       6,433        4,404        6,178        4,958
 Borrowed funds ..................................       3,395        3,488        3,448        3,025
 Long-term debt ..................................       7,235        4,485        6,753        4,087
 Acceptances outstanding .........................          33           73           37           77
 Accrued expenses and other liabilities ..........       1,433        1,093        1,267        1,099
                                                      --------     --------     --------     --------
      Total Liabilities ..........................      73,088       65,583       70,958       65,185
Stockholders' Equity:
  Preferred ......................................          37            0           19            0
  Common .........................................       6,802        5,995        6,639        6,136
                                                      --------     --------     --------     --------
      Total Stockholders' Equity .................       6,839        5,995        6,658        6,136
                                                      --------     --------     --------     --------
      Total Liabilities and Stockholders' Equity .    $ 79,927     $ 71,578     $ 77,616     $ 71,321
                                                      ========     ========     ========     ========

                                    UNAUDITED

                            National City Corporation
                             Selected Financial Data


                                                           Second Quarter             Year-to-Date
                                                      -----------------------   ---------------------------
(Dollars in Thousands)                                  1998         1997          1998           1997
                                                      --------     ----------   ----------     ------------

Net interest income FTE ..........................    $739,915     $717,919     $1,448,191     $ 1,420,099
Net interest margin ..............................        4.15%        4.41%          4.16%           4.40%

Overhead Ratio (1) ...............................       26.36%       35.28%         27.66%          34.27%
Efficiency Ratio (1) .............................       58.12%       59.23%         58.24%          58.70%

Net charge-offs to average loans .................         .30%         .38%           .35%            .40%
Loan loss reserve to loans (period-end) ..........                                    1.70%           1.86%
Nonperforming assets to loans&OREO (period-end) ..                                     .45%            .51%

Net unrealized gain/(loss) on securities available
 for sale (net of tax) included in stockholders'
 equity (period-end) .............................                                $354,022        $197,569
 Book value per share related to market value
  of securities ..................................                              $     1.08     $       .62


                                                            Three Months               Six Months
(Dollars in Thousands)                                      Ended June 30             Ended June 30
                                                      -----------------------   ---------------------------
                                                        1998         1997           1998            1997
                                                      --------     --------     ----------     -----------
Allowance for Loan Losses
Balance beginning of period ......................    $976,464     $960,040     $  941,874     $   958,739
Provision ........................................      43,033       54,580         99,300         113,277
Reserves acquired (sold) .........................           0            0         30,679          (4,906)
Charge-offs ......................................      73,259       87,930        157,687         178,946
Recoveries .......................................      30,231       38,739         62,303          77,265
                                                      --------     --------     ----------     -----------
Net charge-offs ..................................      43,028       49,191         95,384         101,681
                                                      --------     --------     ----------     -----------
Balance at end of period .........................    $976,469     $965,429     $  976,469     $   965,429
                                                      ========     ========     ==========     ===========


(Dollars in Millions)                                  June 30      Dec 31       June 30
                                                        1998         1997          1997
                                                      --------     --------     -----------
Nonperforming Assets
Nonaccrual and restructured loans ................    $    228     $    238     $      230
Other real estate owned ..........................          33           35             37
                                                      --------     --------     -----------
Total nonperforming assets .......................    $    261     $    273     $      267
                                                      ========     ========     ===========


                                                       June 30      Dec 31       June 30
                                                        1998         1997          1997
                                                      --------     --------     -----------
Capital Ratios (2)
Tier 1 Capital ...................................        8.92%        8.93%           9.49%
Total risk-based capital .........................       12.91%       13.16%          13.79%
Leverage .........................................        7.32%        7.58%           7.74%
Tangible common equity to tangible assets ........        6.89%        7.11%           7.30%


(1) Excluding merger and restructuring expenses.

(2) Calculations as of June 30, 1998 are based on preliminary data.